Exhibit 10.35

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

GENENCOR INTERNATIONAL, INC.
VARIABLE PAY PLAN
(For Base Periods starting on or after January 1, 2004)

ARTICLE 1
PURPOSE AND ESTABLISHMENT

     1.1 Purpose. This Plan was established to provide employees an incentive to achieve critical company goals; to allow employees to directly share in the success of Genencor International, Inc.’s business; and to retain qualified and dedicated employees.

     1.2 Name. The Plan is named the Genencor International, Inc. Variable Pay Plan.

     1.3 Effective Date. The effective date of this amendment and restatement of the Plan is January 1, 2004.

ARTICLE 2
DEFINITIONS

     2.1 “Base Period” means each January 1 to December 31.

     2.2 “Bonus Goal” shall have the meaning set forth in Article 6.

     2.3 “Committee” means the Management Development and Compensation Committee of the Board of Directors of Genencor International, Inc.

     2.4 “Company” means Genencor International, Inc. and its consolidated subsidiaries; provided, however, that “Company” does not include Genencor Kyowa Co. Ltd.

     2.5 “Corporate Milestones” means key managerial goals for the Base Period, as determined in the sole discretion of the Committee.

     2.6 “EBITDA” means the Company’s Earnings Before Interest Expense, Income Taxes, Depreciation and Amortization for a Base Period. This definition may be revised from time to time by the Committee to adjust the Plan in light of special facts and circumstances.

     2.7 “EBITDA Target” shall have the meaning set forth in Article 4.

     2.8 “EBITDA Target Percentage” shall have the meaning set forth in Article 4.

     2.9 “Eligible Earnings” means a Participant’s actual base salary (including qualified and non-qualified salary deferrals), overtime, shift premiums, and commissions earned during the Base Period, as determined in the sole discretion of the Committee.

     2.10 “Financial Target Percentage” shall have the meaning set forth in Article 4.

     2.11 “Line of Sight Goal” means one or more organizational goals reflecting key organizational initiatives applicable to a certain business unit or other group of employees for the Base Period, as determined in the sole discretion of the Chief Executive Officer.

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

     2.12 “Participant” shall have the meaning set forth in Article 3.

     2.13 “Plan” means the Genencor International, Inc. Variable Pay Plan.

     2.14 “Revenue” means the Company’s Product Revenue plus Fees and Royalty Revenue for a Base Period. This definition may be revised from time to time by the Committee to adjust the Plan in light of special facts and circumstances.

     2.15 “Revenue Target” shall have the meaning set forth in Article 4.

     2.16 “Revenue Target Percentage” shall have the meaning set forth in Article 4.

     2.17 “Target Bonus Percentage” shall have the meaning set forth in Article 5.

ARTICLE 3
PARTICIPATION

     3.1 Eligibility. Subject to Section 3.2, all regular, full-time employees of the Company may be eligible to receive a bonus under this Plan; provided that in Non-United States sites other employees of the Company may also be eligible to participate in this Plan as required by local law. The Committee has the sole and exclusive authority to determine eligibility for participation in the Plan. Any individual who is determined to be eligible to participate in the Plan shall be referred to herein as a “Participant.”

     3.2 Required Service. Subject to Section 7.1, to be eligible for a bonus under the plan, a Participant must be (a) on the Company payroll for at least one complete calendar quarter during the Base Period and (b) (i) on the company payroll on the date payout under the Plan for such Base Period or (ii) an employee whose employment is terminated prior to payout under the Plan for such Base Period due to death, disability, retirement or involuntary termination other than for cause.

ARTICLE 4
ESTABLISHMENT OF THE FINANCIAL AND ORGANIZATIONAL OBJECTIVES

     4.1 Financial and Organizational Objectives. At the commencement of each Base Period, the Committee shall determine the financial and organizational objectives for the Plan, which determination shall be in its sole discretion. Such financial and organizational objectives shall be used, as described below, to determine the payments to be made under the Plan.

     4.2 Determination of Financial Payout Percentage.

          (a) Revenue Target and Revenue Target Percentage: The Committee shall establish various Revenue Targets for the Base Period, based on the Company’s annual operating plan or other financial planning. There shall be a minimum threshold Revenue Target and a maximum Revenue Target. The Committee shall establish a corresponding percentage for each Revenue Target, which shall be called the Revenue Target Percentages.

          (b) EBITDA Target and EBITDA Target Percentage: The Committee shall establish various EBITDA Targets for the Base Period, based on the Company’s annual

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

operating plan or other financial planning. There shall be a minimum threshold EBITDA Target and a maximum EBITDA Target. The Committee shall establish a corresponding percentage for each EBITDA Target, which shall be called the EBITDA Target Percentages.

          (c) Financial Payout Percentage: The Committee shall determine the relevant Financial Payout Percentage for a Base Period by adding the appropriate Revenue Target Percentage achieved during that Base Period with the EBITDA Target Percentage achieved during that Base Period.

          (d) Appendix 1 sets forth the current Revenue Targets, Revenue Target Percentages, EBITDA Targets and EBITDA Target Percentages. The Committee shall update Appendix 1 for each Base Period no later than March 31 of the Base Period.

     4.3 Line of Sight Goals and Corporate Milestones. In addition to Company-wide Revenue Targets and EBITDA Targets, some Participants may have other elements affect the amount of their total Plan payouts. Depending on band level and business unit, for example, a Participant could be affected by Line of Sight Goals or Corporate Milestones. Specific goals, weightings, and payout parameters, shall be determined by March 31 of each Base Period and shall be approved by either the Committee (in the case of Corporate Milestones) or by the Chief Executive Officer (in the case of Line of Sight Goals). If the Company achieves a Financial Payout Percentage in excess of 100% for the Base Period (as determined by the Committee and set forth in Appendix 1), then proportional funding is available to recognize the attainment of goals in excess of the targeted Line of Sight Goals for the Base Period. Funding is available to recognize the attainment of Corporate Milestones above the targeted level for the Base Period regardless of whether Revenue Target or EBITDA Target goals are met in a Base Period.

     4.4 Payout Matrix. The Committee shall establish a Plan Payout Matrix. Such Payout Matrix shall be used to determine the percentage of a participant’s Plan payout that is attributable to the attainment of a specific goal (each such percentage being a “Plan Payout Weighting”). Accordingly, a combination of Revenue Targets, EBITDA Targets, Line of Sight Goals and Corporate Milestones will provide factors for the calculation of individual payouts under the Plan (as explained in Article 6). The current Plan Payout Matrix is set forth as Appendix 2. The Committee shall update Appendix 2 for each Base Period no later than March 31 of the Base Period.

ARTICLE 5
TARGET BONUS

     5.1 Target Bonus Percentages. The Committee, in its sole discretion, shall establish Target Bonus Percentages for the various job bands within the Company, based on competitive total compensation market factors including incentive compensation opportunities for comparable positions at comparable companies. The current schedule of Target Bonus Percentages by band level is set forth as Appendix 3.

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 6
CALCULATION OF INDIVIDUAL AWARDS

     6.1 Factors. Plan payments are determined using the following factors (as applicable):

•	Target Bonus Percentage.

•	Eligible Earnings.

•	Plan Payout Weightings.

•	Financial Payout Percentages.

•	Corporate Milestones Results.

•	Line of Sight Goal Results.

     6.2 Calculations. A Participant’s payout amount is determined as follows:

          (a) The Participant’s Target Bonus Percentage is determined by referencing the percentage amount that corresponds to the Participant’s employment band set forth in Appendix 3.

          (b) The Participant’s Target Bonus Percentage is then multiplied by the Participant’s Eligible Earnings to arrive at the Participant’s “Bonus Goal”.

          (c) The Participant’s relevant Plan Payout Weightings (for Revenue Targets, EBITDA Targets, Corporate Milestones and Line of Sight Goals) are determined based on the Plan Payout Matrix set forth in Appendix 2.

          (d) The Company’s Financial Payout Percentage is determined by adding the Revenue Target Percentage achieved during that Base Period and the EBITDA Target Percentage achieved during that Base Period as set forth in Appendix 1.

          (e) The Participant’s payout amount based on Revenue and EBITDA is calculated by multiplying his Bonus Goal by his total combined Revenue and EBITDA weighting from the Plan Payout Matrix (set forth in Appendix 2) by the Financial Payout Percentage achieved for the Base Period.

          (f) The Participant’s Line of Sight Goal payout amount, if any, is calculated by multiplying his Bonus Goal by his Line of Sight weighting from the Plan Payout Matrix by the percentage of the Line of Sight Goal obtained for the Base Period. (Note: If the Company achieves a Financial Target Percentage in excess of 100% for the Base Period (as determined by the Committee and set forth in Appendix 1), then proportional funding is available to recognize the attainment of goals in excess of the targeted Line of Sight Goals for the Base Period).

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

          (g) The Participant’s Corporate Milestones payout amount, if any, is calculated by multiplying his Bonus Goal by his Corporate Milestones weighting from the Plan Payout Matrix by the percentage of the Corporate Milestone obtained for the Base Period.

          (h) The total Plan payout amount for the Participant is calculated by adding (e), (f) and (g) above.

          Several examples to illustrate hypothetical Plan award calculations are set forth below:

Example # 1

Band [ * * * ] corporate staff Participant with Eligible Earnings of $[ * * * ].

Bonus Goal = $7,800 ($ [ * * * ] x [ * * * ] ) .

Total Plan payout amount based 100% on combined Revenue and EBITDA results as determined by reference to the Payout Matrix.

Company achieves a Revenue Target, which results in a Revenue Target Percentage of 47%. Company achieves an EBITDA Target, which results in an EBITDA Target Percentage of 58%. The total Financial Payout Percentage equals 105% (47% + 58%).

The Participant’s Plan payout amount is: Bonus Goal multiplied by combined Revenue and EBITDA percentages from Payout Matrix multiplied by Financial Payout Percentage = $7,800 times 100% times 105% = $8,190

Example # 2

Band [ * * * ] business unit staff Participant with Eligible Earnings of $[ * * * ].

Bonus Goal = $17,000 ($[ * * * ] x [ * * * ]).

Total Plan payout amount determined by reference to the Payout Matrix is based 50% on combined Revenue and EBITDA results and 50% based on unit’s Line of Sight Goal.

Company achieves a Revenue Target, which results in a Revenue Target Percentage of 50%. Company achieves an EBITDA Target, which results in an EBITDA Target Percentage of 50%. The total Financial Payout Percentage equals 100% (50% + 50%). Business unit achieves 95% of Line of Sight Goal.

The Participant’s Plan payout amount is: (i) Bonus Goal multiplied by combined Revenue and EBITDA percentages from Payout Matrix multiplied by Financial Payout Percentage, plus (ii) Bonus Goal multiplied by Line of Sight Goal percentage from Payout Matrix multiplied by percentage of Line of Sight Goal achieved = ($17,000 times 50% times 100%) plus ($17,000 times 50% times 95%) = $16,575.

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

Example # 3

Band [ * * * ] business unit staff Participant with Eligible Earnings of $[ * * * ].

Bonus Goal = $3,500 ($ [ * * * ] x [ * * * ] ) .

Total Plan payout amount determined by reference to the Payout Matrix is based 50% on combined Revenue and EBITDA results and 50% based on unit’s Line of Sight Goal.

Company achieves a Revenue Target, which results in a Revenue Target Percentage of 45%. Company achieves an EBITDA Target, which results in an EBITDA Target Percentage of 45%. The total Financial Payout Percentage equals 90% (45% + 45%). Business unit achieves 105% of Line of Sight Goal, but since Company only achieves 90% of Revenue and EBITDA goals, there is no funding available to fund the 5% by which the Line of Sight Goal exceeded target. Accordingly the Line of Sight Goal is reduced to 100%.

The Participant’s Plan payout amount is: (i) Bonus Goal multiplied by combined Revenue and EBITDA percentages from Payout Matrix multiplied by Financial Target Percentage, plus (ii) Bonus Goal multiplied by Line of Sight Goal percentage from Payout Matrix multiplied by percentage of Line of Sight Goal achieved (limited to 100% due to failure to achieve Financial Payout Percentage in excess of 100%) = ($3,500 times 50% times 90%) plus ($3,500 times 50% times 100%) = $3,325.

ARTICLE 7
PLAN ADMINISTRATION

     7.1 Oversight by Management Development and Compensation Committee.

          (a) The Committee shall exercise sole and exclusive responsibility over, and shall have broad discretion in the design of, the Plan and each Base Period’s performance measures. The Committee reserves the sole discretion to interpret the Plan, determine eligibility under the Plan, determine payout amounts under the Plan and decide all questions related to the Plan.

          (b) With respect to corporate performance, inasmuch as unforeseen matters have an impact on overall performance during the Base Period, the Committee, in its sole discretion, may adjust the payouts under the Plan either positively or negatively. The Committee may use its discretion to adjust for unusual events that are beyond the control of management and inadvertently influence performance results, including, but not limited to, material changes in accounting policy, tax and other government regulations, or the acquisition or sale of a business.

          (c) With respect to officers of the rank of Senior Vice President or above, the Committee shall report the individual incentive awards to the Board as soon as possible following each Base Period.

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

          (d) At the discretion of the Committee, bonus awards to selected employees for a Base Period may be made pursuant to the Omnibus Incentive Plan in lieu of any similar award under this Plan.

          (e) The Committee may waive eligibility requirements under this Plan in the event an employee’s employment is terminated prior to the payout date due to death, disability, or retirement or for any other reason. Any waiver of eligibility requirements will be at the sole discretion of the Committee and shall be under such terms and conditions as required by the Committee.

     7.2 General Administration. The Committee may, at its discretion, delegate authority for the ongoing administration and interpretation of the Plan to the Senior Vice President, Human Resources of the Company.

     7.3 Timing of Awards. Plan awards for a Base Period shall be made as soon as possible after all results have been approved by the Committee.

     7.4 Amendment and Termination. The Committee reserves the right to amend, modify or terminate the Plan at any time for any reason whatsoever.

     7.5 No Employment Rights. The Plan does not, directly or indirectly, create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company’s right to terminate, or otherwise modify, an employee’s employment at any time.

     7.6 No Plan Funding. The Plan shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating assets of the Company for payment of any amounts hereunder. No Participant, beneficiary, or other person shall have any interest in any particular assets of the Company by reason of the right to receive any benefits under the Plan. Participants and beneficiaries shall have only the rights of a general unsecured creditor of the Company.

     7.7 Governing Law. The laws of the State of New York will govern all matters relating to this Plan, without giving effect to principles of conflict of laws, and except to the extent such laws are superseded by the laws of the United States.

     7.8 Severability. If any provision of the Plan shall be held illegal or invalid in any jurisdiction, such illegality or invalidity shall not affect the remaining provisions of the Plan in such jurisdiction, or any provision of the Plan in any other jurisdiction, and the Plan shall be construed and applied in such jurisdiction as if the invalid provision had never been contained herein.

     7.9 Gender Neutral. As used in this Plan, the masculine shall include feminine and the singular shall include the plural, and vice versa, unless the context clearly indicates to the contrary.

     7.10 Headings. The headings of the Plan are inserted for convenience of reference only and shall have no effect upon the meaning of the provision hereof.

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

     7.11 Notice of Address. Each person entitled to benefits under the Plan must file with the Company, in writing, his mailing address and each change of mailing address. Any communication, statement or notice addressed to such person at such address shall be deemed sufficient for all purposes of the Plan, and there shall be no obligation on the part of the Company to search for or to ascertain the location of such person.

     In Witness Whereof, this Plan has been executed by the Company this 10th day of December, 2004.

GENENCOR INTERNATIONAL, INC.

By: /s/ Richard Ranieri

Title: Senior Vice President Human Resources

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

APPENDIX 1

2004 VPP Matrix ($000s)

	Target	Revenue	Target		EBITDA
	Revenue	Target Percentage	EBITDA		Target Percentage
Maximum	$ [ * * * ]	64%	$	[ * * * ]	64%
	[ * * * ]	63%		[ * * * ]	63%
	[ * * * ]	61%		[ * * * ]	61%
	[ * * * ]	59%		[ * * * ]	59%
	[ * * * ]	58%		[ * * * ]	58%
	[ * * * ]	56%		[ * * * ]	56%
	[ * * * ]	55%		[ * * * ]	55%
	[ * * * ]	53%		[ * * * ]	53%
	[ * * * ]	52%		[ * * * ]	52%
2004 Targets	[ * * * ]	50%		[ * * * ]	50%
	[ * * * ]	47%		[ * * * ]	47%
	[ * * * ]	45%		[ * * * ]	45%
	[ * * * ]	42%		[ * * * ]	42%
	[ * * * ]	39%		[ * * * ]	39%
	[ * * * ]	36%		[ * * * ]	36%
	[ * * * ]	34%		[ * * * ]	34%
	[ * * * ]	31%		[ * * * ]	31%
Threshold	[ * * * ]	28%		[ * * * ]	28%

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

APPENDIX 2

PLAN PAYOUT MATRIX
WEIGHTINGS

			Corporate	Bus. Unit
	Revenue	EBITDA	Milestones	LOS Goals
Officers	25%	25%	50%	-

VPs	25%	25%	50%	-

Corp Staff Bands 2-5	50%	50%	-	-

Bus Unit Staff Bands 2-5	25%	25%	-	50%

*** TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED

APPENDIX 3

TARGET BONUS PERCENTAGES

Target Bonus Percentage
BAND	(percentage of Eligible Earnings)
Chief Executive Officer	100%
Senior Vice President	[ * * * ]
Band 1 - Vice President	[ * * * ]
Band 2 - Director	[ * * * ]
Band 3 - Manager	[ * * * ]
Band 4 - Professional	[ * * * ]
Band 5 - Non-Exempt	[ * * * ]